UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Nuveen Connecticut Quality Municipal Income Fund (NTC)
(Name of Registrant as Specified In Its Charter)

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Notice of Annual Meeting of Shareholders to be held on April 10, 2019	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

February 26, 2019

Nuveen All Cap Energy MLP Opportunities Fund (JMLP)

Nuveen Connecticut Quality Municipal Income Fund (NTC)

Nuveen Core Equity Alpha Fund (JCE)

Nuveen Credit Opportunities 2022 Target Term Fund (JCO)

Nuveen Credit Strategies Income Fund (JQC)

Nuveen Diversified Dividend and Income Fund (JDD)

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Nuveen Emerging Markets Debt 2022 Target Term Fund (JEMD)

Nuveen Energy MLP Total Return Fund (JMF)

Nuveen Floating Rate Income Fund (JFR)

Nuveen Floating Rate Income Opportunity Fund (JRO)

Nuveen Georgia Quality Municipal Income Fund (NKG)

Nuveen Global High Income Fund (JGH)

Nuveen High Income 2020 Target Term Fund (JHY)

Nuveen High Income December 2019 Target Term Fund (JHD)

Nuveen High Income November 2021 Target Term Fund (JHB)

Nuveen Intermediate Duration Municipal Term Fund (NID)

Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ)

Nuveen Maryland Quality Municipal Income Fund (NMY)

Nuveen Minnesota Quality Municipal Income Fund (NMS)

Nuveen Missouri Quality Municipal Income Fund (NOM)

Nuveen Multi-Market Income Fund (JMM)

Nuveen Municipal 2021 Target Term Fund (NHA)

Nuveen NASDAQ 100 Dynamic Overwrite Fund (QQQX)

Nuveen North Carolina Quality Municipal Income Fund (NNC)

Nuveen Preferred & Income Opportunities Fund (JPC)

Nuveen Preferred & Income Securities Fund (JPS)

Nuveen Preferred and Income 2022 Term Fund (JPT)

Nuveen Preferred and Income Term Fund (JPI)

Nuveen Real Asset Income and Growth Fund (JRI)

Nuveen Real Estate Income Fund (JRS)

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Nuveen Senior Income Fund (NSL)

Nuveen Short Duration Credit Opportunities Fund (JSD)

Nuveen Tax-Advantaged Dividend Growth Fund (JTD)

Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)

Nuveen Virginia Quality Municipal Income Fund (NPV)

To the Shareholders of the Above Funds:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen All Cap Energy MLP Opportunities Fund (“All Cap Energy”), Nuveen Connecticut Quality Municipal Income Fund (“Connecticut Municipal”), Nuveen Core Equity Alpha Fund (“Core Equity Alpha”), Nuveen Credit Opportunities 2022 Target Term Fund (“Credit Opportunities 2022”), Nuveen Credit Strategies Income Fund (“Credit Strategies”), Nuveen Diversified Dividend and Income Fund (“Diversified Dividend”), Nuveen Dow 30SM Dynamic Overwrite Fund (“Dow Dynamic Overwrite”), Nuveen Emerging Markets Debt 2022 Target Term Fund (“Emerging Markets Debt”), Nuveen Energy MLP Total Return Fund (“Energy MLP”), Nuveen Floating Rate Income Fund (“Floating Rate Income”), Nuveen Floating Rate Income Opportunity Fund (“Floating Rate Opportunity”), Nuveen Georgia Quality Municipal Income Fund (“Georgia Municipal”), Nuveen Global High Income Fund (“Global High Income”), Nuveen High Income 2020 Target Term Fund (“High Income 2020”), Nuveen High Income December 2019 Target Term Fund (“High Income 2019”), Nuveen High Income November 2021 Target Term Fund (“High Income 2021”), Nuveen Intermediate Duration Municipal Term Fund (“Intermediate Duration”), Nuveen Intermediate Duration Quality Municipal Term Fund (“Intermediate Duration Quality”), Nuveen Maryland Quality Municipal Income Fund (“Maryland Municipal”), Nuveen Minnesota Quality Municipal Income Fund (“Minnesota Municipal”), Nuveen Missouri Quality Municipal Income Fund (“Missouri Municipal”), Nuveen Multi-Market Income Fund (“Multi-Market Income”), Nuveen Municipal 2021 Target Term Fund (“Municipal 2021”), Nuveen NASDAQ 100 Dynamic Overwrite Fund (“NASDAQ Dynamic Overwrite”), Nuveen North Carolina Quality Municipal Income Fund (“North Carolina Municipal”), Nuveen Preferred & Income Opportunities Fund (“Preferred Income Opportunities”), Nuveen Preferred & Income Securities Fund (“Preferred Income Securities”), Nuveen Preferred and Income 2022 Term Fund (“Preferred Income 2022”), Nuveen Preferred and Income Term Fund (“Preferred Income Term”), Nuveen Real Asset Income and Growth Fund (“Real Asset”), Nuveen Real Estate Income Fund (“Real Estate Income”), Nuveen S&P 500 Buy-Write Income Fund (“S&P Buy-Write”), Nuveen S&P 500 Dynamic Overwrite Fund (“S&P Dynamic Overwrite”), Nuveen Senior Income Fund (“Senior Income”), Nuveen Short Duration Credit Opportunities Fund (“Short Duration”), Nuveen Tax-Advantaged Dividend Growth Fund (“Tax-Advantaged Dividend”), Nuveen Tax-Advantaged Total Return Strategy Fund (“Tax-Advantaged Return”) and Nuveen Virginia Quality Municipal Income Fund (“Virginia Municipal”), each a Massachusetts business trust (each, a “Fund” and collectively, the “Funds”), will be held in the offices of Nuveen, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, April 10, 2019, at 2:00 p.m., Central time (for each Fund, an “Annual Meeting” and collectively, the “Annual Meetings”), for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting.

Matters to Be Voted on by Shareholders:

1.	To elect Members to the Board of Trustees (each a “Board” and each Trustee a “Board Member”) of each Fund as outlined below:

a.

For Connecticut Municipal, Floating Rate Income, Floating Rate Opportunity, Georgia Municipal, Intermediate Duration, Intermediate Duration Quality, Maryland Municipal, Minnesota Municipal, Missouri Municipal, North Carolina Municipal, Senior Income, Short Duration and Virginia Municipal, to elect five (5) Board Members.

i)	three (3) Class I Board Members to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class; and

ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

b.

For each Fund (except Connecticut Municipal, Floating Rate Income, Floating Rate Opportunity, Georgia Municipal, Intermediate Duration, Intermediate Duration Quality, Maryland Municipal, Minnesota Municipal, Missouri Municipal, North Carolina Municipal, Senior Income, Short Duration and Virginia Municipal), to elect four (4) Class I Board Members.

2.	To transact such other business as may properly come before the Annual Meeting.

Shareholders of record at the close of business on January 18, 2019 are entitled to notice of and to vote at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Annual Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Annual Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

Gifford R. Zimmerman

Vice President and Secretary

Joint Proxy Statement	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

February 26, 2019

This Joint Proxy Statement is first being mailed to shareholders on or about March 1, 2019.

Nuveen All Cap Energy MLP Opportunities Fund (JMLP)

Nuveen Connecticut Quality Municipal Income Fund (NTC)

Nuveen Core Equity Alpha Fund (JCE)

Nuveen Credit Opportunities 2022 Target Term Fund (JCO)

Nuveen Credit Strategies Income Fund (JQC)

Nuveen Diversified Dividend and Income Fund (JDD)

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Nuveen Emerging Markets Debt 2022 Target Term Fund (JEMD)

Nuveen Energy MLP Total Return Fund (JMF)

Nuveen Floating Rate Income Fund (JFR)

Nuveen Floating Rate Income Opportunity Fund (JRO)

Nuveen Georgia Quality Municipal Income Fund (NKG)

Nuveen Global High Income Fund (JGH)

Nuveen High Income 2020 Target Term Fund (JHY)

Nuveen High Income December 2019 Target Term Fund (JHD)

Nuveen High Income November 2021 Target Term Fund (JHB)

Nuveen Intermediate Duration Municipal Term Fund (NID)

Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ)

Nuveen Maryland Quality Municipal Income Fund (NMY)

Nuveen Minnesota Quality Municipal Income Fund (NMS)

Nuveen Missouri Quality Municipal Income Fund (NOM)

Nuveen Multi-Market Income Fund (JMM)

Nuveen Municipal 2021 Target Term Fund (NHA)

Nuveen NASDAQ 100 Dynamic Overwrite Fund (QQQX)

Nuveen North Carolina Quality Municipal Income Fund (NNC)

Nuveen Preferred & Income Opportunities Fund (JPC)

Nuveen Preferred & Income Securities Fund (JPS)

Nuveen Preferred and Income 2022 Term Fund (JPT)

Nuveen Preferred and Income Term Fund (JPI)

Nuveen Real Asset Income and Growth Fund (JRI)

Nuveen Real Estate Income Fund (JRS)

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Nuveen Senior Income Fund (NSL)

Nuveen Short Duration Credit Opportunities Fund (JSD)

Nuveen Tax-Advantaged Dividend Growth Fund (JTD)

Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)

Nuveen Virginia Quality Municipal Income Fund (NPV)

General Information

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (each a “Board” and collectively, the “Boards,” and each Trustee, a “Board Member” and collectively, the “Board Members”) of each of Nuveen All Cap Energy MLP Opportunities Fund (“All Cap Energy”), Nuveen Connecticut Quality Municipal Income Fund (“Connecticut Municipal”), Nuveen Core Equity Alpha Fund (“Core Equity Alpha”), Nuveen Credit Opportunities 2022 Target Term Fund (“Credit Opportunities 2022”), Nuveen Credit Strategies Income Fund (“Credit Strategies”), Nuveen Diversified Dividend and Income Fund (“Diversified Dividend”), Nuveen Dow 30SM Dynamic Overwrite Fund (“Dow Dynamic Overwrite”), Nuveen Emerging Markets Debt 2022 Target Term Fund (“Emerging Markets Debt”), Nuveen Energy MLP Total Return Fund (“Energy MLP”), Nuveen Floating Rate Income Fund (“Floating Rate Income”), Nuveen Floating Rate Income Opportunity Fund (“Floating Rate Opportunity”), Nuveen Georgia Quality Municipal Income Fund (“Georgia Municipal”), Nuveen Global High Income Fund (“Global High Income”), Nuveen High Income 2020 Target Term Fund (“High Income 2020”), Nuveen High Income December 2019 Target Term Fund (“High Income 2019”), Nuveen High Income November 2021 Target Term Fund (“High Income 2021”), Nuveen Intermediate Duration Municipal Term Fund (“Intermediate Duration”), Nuveen Intermediate Duration Quality Municipal Term Fund (“Intermediate Duration Quality”), Nuveen Maryland Quality Municipal Income Fund (“Maryland Municipal”), Nuveen Minnesota Quality Municipal Income Fund (“Minnesota Municipal”), Nuveen Missouri Quality Municipal Income Fund (“Missouri Municipal”), Nuveen Multi-Market Income Fund (“Multi-Market Income”), Nuveen Municipal 2021 Target Term Fund (“Municipal 2021”), Nuveen NASDAQ 100 Dynamic Overwrite Fund (“NASDAQ Dynamic Overwrite”), Nuveen North Carolina Quality Municipal Income Fund (“North Carolina Municipal”), Nuveen Preferred & Income Opportunities Fund (“Preferred Income Opportunities”), Nuveen Preferred & Income Securities Fund (“Preferred Income Securities”), Nuveen Preferred and Income 2022 Term Fund (“Preferred Income 2022”), Nuveen Preferred and Income Term Fund (“Preferred Income Term”), Nuveen Real Asset Income and Growth Fund (“Real Asset”), Nuveen Real Estate Income Fund (“Real Estate Income”), Nuveen S&P 500 Buy-Write Income Fund (“S&P Buy-Write”), Nuveen S&P 500 Dynamic Overwrite Fund (“S&P Dynamic Overwrite”), Nuveen Senior Income Fund (“Senior Income”), Nuveen Short Duration Credit Opportunities Fund (“Short Duration”), Nuveen Tax-Advantaged Dividend Growth Fund (“Tax-Advantaged Dividend”), Nuveen Tax-Advantaged Total Return Strategy Fund (“Tax-Advantaged Return”) and Nuveen Virginia Quality Municipal Income Fund (“Virginia Municipal”), each a Massachusetts business trust (each, a “Fund” and collectively, the “Funds”), of proxies to be voted at the Annual Meeting of Shareholders to be held in the offices of Nuveen, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, April 10, 2019 at 2:00 p.m., Central time (for each Fund, an “Annual Meeting” and collectively, the “Annual Meetings”), and at any and all adjournments thereof.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a properly executed proxy is returned and no choice is specified, the shares will be voted FOR the election of the nominees as listed in this Joint Proxy Statement. Shareholders of a Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

Matter		Common Shares	Preferred Shares(1)
1(a)(i)	For Connecticut Municipal, Floating Rate Income, Floating Rate Opportunity, Georgia Municipal, Intermediate Duration, Intermediate Duration Quality, Maryland Municipal, Minnesota Municipal, Missouri Municipal, North Carolina Municipal, Senior Income, Short Duration and Virginia Municipal, election of three (3) Class I Board Members by all shareholders.	X	X
1(a)(ii)	For Connecticut Municipal, Floating Rate Income, Floating Rate Opportunity, Georgia Municipal, Intermediate Duration, Intermediate Duration Quality, Maryland Municipal, Minnesota Municipal, Missouri Municipal, North Carolina Municipal, Senior Income, Short Duration and Virginia Municipal, election of two (2) Board Members by holders of Preferred Shares only.		X
1(b)	For each Fund (except Connecticut Municipal, Floating Rate Income, Floating Rate Opportunity, Georgia Municipal, Intermediate Duration, Intermediate Duration Quality, Maryland Municipal, Minnesota Municipal, Missouri Municipal, North Carolina Municipal, Senior Income, Short Duration and Virginia Municipal), election of four (4) Class I Board Members by all shareholders.	X	N/A

(1)

Term Preferred Shares (“TPS Shares”) for Floating Rate Income, Floating Rate Opportunity, Senior Income and Short Duration; Variable Rate Demand Preferred Shares (“VRDP Shares”) for Virginia Municipal; MuniFund Preferred Shares (“MFP Shares”) for Missouri Municipal; Adjustable Rate MuniFund Term Preferred Shares (“AMTP Shares”) for Connecticut Municipal, Georgia Municipal, Intermediate Duration, Intermediate Duration Quality, Maryland Municipal, Minnesota Municipal and North Carolina Municipal are collectively referred to herein as “Preferred Shares.”

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees by holders of Preferred Shares (for Connecticut Municipal, Floating Rate Income, Floating Rate Opportunity, Georgia Municipal, Intermediate Duration, Intermediate Duration Quality, Maryland Municipal, Minnesota Municipal, Missouri Municipal, North Carolina Municipal, Senior Income, Short Duration and Virginia Municipal), 33 1/3% of the Preferred Shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

VRDP Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Annual Meeting, or, if adjourned, one business day before the day to which the Annual Meeting is adjourned, and that would otherwise be treated as “broker non-votes” may, pursuant to Rule 452 of the New York Stock Exchange (“NYSE”), be voted by the broker on the proposal in the same proportion as the votes cast by all holders of VRDP Shares as a class who have voted on the proposal or in the same proportion as the votes cast by all holders of VRDP Shares of the Fund who have voted on that item. Rule 452 permits proportionate voting of VRDP Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the VRDP Shares or shares of a series of VRDP Shares outstanding has been voted by the holders of such shares with respect to such item, (ii) less than 10% of the VRDP Shares or shares of a series of VRDP Shares outstanding has been voted by the holders of such shares against such item and (iii) for any proposal as to which holders of Common Shares and Preferred Shares vote as a single class, holders of Common Shares approve the proposal. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted” and, for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

For each Fund, the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares present and entitled to vote at the Annual Meeting will be required to elect each Board Member of that Fund. For example, if there are four (4) nominees for election to the Board, a vote by plurality means the four nominees with the highest number of affirmative votes, regardless of the votes withheld for the nominees, will be elected. Because the election of Board Members does not require that a minimum percentage of a Fund’s outstanding Common Shares be voted in favor of any nominee, assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the election of that Fund’s Board Members by holders of Common Shares.

Those persons who were shareholders of record at the close of business on Friday, January 18, 2019 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional vote held. As of January 18, 2019, the shares of the Funds were issued and outstanding as follows:

Fund	Ticker Symbol(1)	Common Shares	Preferred Shares
All Cap Energy	JMLP	13,500,221	N/A
Connecticut Municipal	NTC	14,328,976	AMTP Series 2028	1,120
Core Equity Alpha	JCE	16,028,573	N/A
Credit Opportunities 2022	JCO	27,683,819	N/A
Credit Strategies	JQC	135,609,290	N/A
Diversified Dividend	JDD	19,736,517	N/A
Dow Dynamic Overwrite	DIAX	36,113,160	N/A
Emerging Markets Debt	JEMD	14,235,550	N/A
Energy MLP	JMF	40,786,741	N/A
Floating Rate Income	JFR	56,918,468	TPS Series 2022	25,000
			TPS Series 2024	35,000
			TPS Series 2027	55,000
Floating Rate Opportunity	JRO	40,541,218	TPS Series 2022	10,000
			TPS Series 2022-1	21,000
			TPS Series 2023	8,000
			TPS Series 2027	45,000
Georgia Municipal	NKG	10,399,812	AMTP Series 2028	585
Global High Income	JGH	23,177,393	N/A
High Income 2020	JHY	15,779,685	N/A
High Income 2019	JHD	27,064,130	N/A
High Income 2021	JHB	55,871,646	N/A
Intermediate Duration	NID	46,909,660	AMTP Series 2023	1,750
Intermediate Duration Quality	NIQ	13,097,144	AMTP Series 2023	550
Maryland Municipal	NMY	23,099,664	AMTP Series 2028	1,820
Minnesota Municipal	NMS	5,782,386	AMTP Series 2028	528
Missouri Municipal	NOM	2,344,526	Series A MFP	180
Multi-Market Income	JMM	9,462,351	N/A
Municipal 2021	NHA	8,622,711	N/A
NASDAQ Dynamic Overwrite	QQQX	38,011,068	N/A
North Carolina Municipal	NNC	16,233,508	AMTP Series 2028	1,435
Preferred Income 2022	JPT	6,831,499	N/A
Preferred Income Opportunities	JPC	103,332,549	N/A
Preferred Income Securities	JPS	203,779,868	N/A
Preferred Income Term	JPI	22,757,308	N/A
Real Asset	JRI	27,469,179	N/A
Real Estate Income	JRS	28,892,471	N/A

Fund	Ticker Symbol(1)	Common Shares	Preferred Shares
S&P Buy-Write	BXMX	103,717,926	N/A
S&P Dynamic Overwrite	SPXX	16,529,161	N/A
Senior Income	NSL	38,611,472	TPS Series 2021	43,000
Short Duration	JSD	10,095,648	TPS Series 2020	35,000
Tax-Advantaged Dividend	JTD	14,484,340	N/A
Tax-Advantaged Return	JTA	13,850,897	N/A
Virginia Municipal	NPV	17,878,247	VRDP Series 1	1,280

(1)	The Common Shares of each Fund are listed on the NYSE, except NASDAQ Dynamic Overwrite, which is listed on the NASDAQ Global Select Market (“NASDAQ”).

1.	Election of Board Members

Pursuant to the organizational documents of each Fund, each Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding Common Shares and any outstanding Preferred Shares, voting together as a single class to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. For Connecticut Municipal, Floating Rate Income, Floating Rate Opportunity, Georgia Municipal, Intermediate Duration, Intermediate Duration Quality, Maryland Municipal, Minnesota Municipal, Missouri Municipal, North Carolina Municipal, Senior Income, Short Duration and Virginia Municipal, each Fund with Preferred Shares outstanding, under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members. The Board Members elected by holders of Preferred Shares will be elected to serve until the next annual meeting or until their successors have been duly elected and qualified.

(a)

For Connecticut Municipal, Floating Rate Income, Floating Rate Opportunity, Georgia Municipal, Intermediate Duration, Intermediate Duration Quality, Maryland Municipal, Minnesota Municipal, Missouri Municipal, North Carolina Municipal, Senior Income, Short Duration and Virginia Municipal:

(i)

three (3) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Stockdale, Stone and Wolff have been designated as Class I Board Members and as nominees for Board Members for a term expiring at the 2022 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Cook, Evans, Nelson, Toth and Young are current and continuing Board Members. Board Members Nelson, Toth and Young have been designated as Class II Board Members for a term expiring at the 2020 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Cook, Evans and Moschner(*) have been designated as Class III Board Members for a term expiring at the 2021 annual meeting of shareholders or until their successors have been duly elected and qualified.

(ii)

two (2) Board Members are to be elected by holders of Preferred Shares, voting separately as a single class. Board Members Hunter and Moschner(*) are nominees for election by holders of Preferred Shares for a term expiring at the next annual meeting or until their successors have been duly elected and qualified.

(b)

For each Fund (except Connecticut Municipal, Floating Rate Income, Floating Rate Opportunity, Georgia Municipal, Intermediate Duration, Intermediate Duration Quality, Maryland Municipal, Minnesota Municipal, Missouri Municipal, North Carolina Municipal, Senior Income, Short Duration and Virginia Municipal): four (4) Board Members are to be elected by all shareholders. Board Members Hunter, Stockdale, Stone and Wolff have been designated as Class I Board Members and as nominees for Board Members for a term expiring at the 2022 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Cook, Evans, Nelson, Moschner, Toth and Young are current and continuing Board Members. Board Member Young is a Board Member of each Fund except Diversified Dividend and Real Estate Income. Board Members Nelson, Toth and Young have been designated as Class II Board Members for a term expiring at the 2020 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Cook, Evans and Moschner have been designated as Class III Board Members for a term expiring at the 2021 annual meeting of shareholders or until their successors have been duly elected and qualified.

(*)

If elected pursuant to proposal 1(a)(ii), Board Member Moschner will no longer serve as a Class III Board Member for Connecticut Municipal, Floating Rate Income, Floating Rate Opportunity, Georgia Municipal, Intermediate Duration, Intermediate Duration Quality, Maryland Municipal, Minnesota Municipal, Missouri Municipal, North Carolina Municipal, Senior Income, Short Duration and Virginia Municipal. Instead, Board Member Moschner will serve as a Board Member elected by holders of Preferred Shares for these Funds for a term expiring at the next annual meeting or until his successor has been duly elected and qualified. Board Member Moschner is a current and continuing Board Member for all other Funds.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund’s present Board.

Class I Board Members: For Preferred Income Securities, Board Members Hunter, Stockdale and Stone were last elected to the Fund’s Board as Class I Board Members at the annual meeting of shareholders held on January 19, 2016. For All Cap Energy, Core Equity Alpha, Credit Strategies, Diversified Dividend, Dow Dynamic Overwrite, Energy MLP, Global High Income, High Income 2020, Multi-Market Income, NASDAQ Dynamic Overwrite, Preferred Income Term, Preferred Income Opportunities, Real Asset, Real Estate Income, S&P Buy-Write, S&P Dynamic Overwrite, Tax-Advantaged Dividend and Tax-Advantaged Return, Board Members Hunter, Stockdale, Stone and Wolff were last elected to each Fund’s Board as Class I Board Members at the annual meeting of shareholders held on April 22, 2016. For Connecticut Municipal, Floating Rate Income, Floating Rate Opportunity, Georgia Municipal, Intermediate Duration, Intermediate Duration Quality, Maryland Municipal, Minnesota Municipal, Missouri Municipal, North Carolina Municipal, Senior Income, Short Duration and Virginia Municipal, Board Members Stockdale, Stone and Wolff were last elected to each Fund’s Board as Class I Board Members at the annual meeting of shareholders held on April 22, 2016.

Class II Board Members: For each Fund except Core Equity Alpha, Credit Opportunities 2022, Emerging Markets Debt, Preferred Income 2022 and Real Asset, Board Members Nelson and Toth were last elected to each Fund’s Board as Class II Board Members at the annual meeting of shareholders held on April 6, 2017. For Core Equity Alpha, Board Members Nelson and Toth were last elected to each Fund’s Board as Class II Board Members at the annual meeting of shareholders held on May 26, 2017. For Real Asset, Board Members Nelson and Toth were last elected to each Fund’s Board as Class II Board Members at the annual meeting of shareholders held on May 31, 2017.

Class III Board Members: For each Fund, Board Members Cook, Evans and Moschner were last elected to each Fund’s Board as Class III Board Members at the annual meeting of shareholders held on April 11, 2018.

Board Members Elected by Holders of Preferred Shares: For Connecticut Municipal, Floating Rate Income, Floating Rate Opportunity, Georgia Municipal, Intermediate Duration, Intermediate Duration Quality, Maryland Municipal, Minnesota Municipal, Missouri Municipal, Municipal 2021, North Carolina Municipal, Senior Income, Short Duration and Virginia Municipal, Board Members Hunter and Schneider were lasted elected to each Fund’s Board at the annual meeting of shareholders held on April 11, 2018. Board Member Schneider retired from the Board effective December 31, 2018. For Municipal 2021, Board Member Hunter served as a Board Member elected by holders of Preferred Shares and is a Class I Board Member-nominee due to the Fund’s redemption of all Preferred Shares during the previous fiscal year.

Board Member Appointments/Initial Elections: For Municipal 2021, the appointment of Board Members Stockdale and Stone was ratified and approved by the initial shareholder on January 25, 2016. For High Income 2019, the appointment of Board Members Hunter, Stockdale, Stone and Wolff was ratified and approved by the initial shareholder on May 10, 2016. For High Income 2021, the appointment of Board Members Hunter, Stockdale, Stone and Wolff was ratified and approved by the initial shareholder on August 23, 2016. For Preferred Income 2022, the appointment of Board Members Nelson, Toth, Hunter, Stockdale, Stone and Wolff was ratified and approved by the initial shareholder on January 26, 2017. For Credit Opportunities 2022, the appointment of Board Members Nelson, Toth, Hunter, Stockdale, Stone and Wolff was ratified and approved by the initial shareholder on March 28, 2017. For Emerging Markets Debt, the appointment of Board Members Nelson, Toth, Young, Hunter, Stockdale, Stone and Wolff was ratified and approved by the initial shareholder on September 26, 2017.

On February 4, 2016, Board Member Wolff was appointed as a Board Member and designated as a Class I Board Member for Municipal 2021 and Preferred Income Securities, effective February 15, 2016. On June 22, 2016, Board Members Cook and Moschner were appointed as Board Members and designated as Class III Board Members for each Fund except Credit Opportunities 2022, Emerging Markets Debt, High Income 2021 and Preferred Income 2022, effective July 1, 2016. On May 25, 2017, Board Member Young was appointed as a Board Member and designated as a Class II Board Member for each Fund except Emerging Markets Debt, Diversified Dividend and Real Estate Income, effective July 1, 2017.

Other than Board Member Cook, all Board Member nominees and current and continuing Board Members are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Funds or Nuveen Fund Advisors, LLC (the “Adviser”) and have never been an employee or director of Nuveen, LLC (“Nuveen”), the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The Board unanimously recommends that shareholders vote FOR the election of the nominees.

Board Nominees/Board Members

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Board Members/Nominees who are not “interested persons” of the Funds

Terence J. Toth(2) c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1959	Chairman of the Board; Board Member	Term: Class II Board Member until 2020 annual shareholder meeting Length of Service: Since 2008, Chairman of the Board since July 1, 2018	Formerly, Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012); formerly Director, LogicMark LLC (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and Chair of its Investment Committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	168	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Jack B. Evans c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Class III Board Member until 2021 annual shareholder meeting Length of Service: Since 1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Public Member Director, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System; formerly, Director, The Gazette Company.	168	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

William C. Hunter c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Annual or Class I Board Member until 2019 annual shareholder meeting(3) Length of Service: Since 2004	Dean Emeritus (since 2012), formerly, Dean (2006-2012), Henry B. Tippie College of Business, University of Iowa; past Director (2005-2015) and past President (2010-2014), Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	168	Director (since 2009) of Wellmark, Inc; formerly, Director (2004-2018) of Xerox Corporation.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Albin F. Moschner c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1952	Board Member	Term: Class III Board Member until 2021 annual shareholder meeting Length of Service: Since 2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions and Chief Executive Officer of Zenith Electronics Corporation (1991-1996).	168	Chairman (since 2019), Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016).

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

John K. Nelson c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Class II Board Member until 2020 annual shareholder meeting Length of Service: Since 2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President’s Council, Fordham University (since 2010) and previously was a Director of The Curran Center for Catholic American Studies at Fordham University (2009-2018); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets — the Americas (2006-2007), CEO of Wholesale Banking — North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading — North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City; formerly, Chair of the Board of Trustees of Marian University (2011-2014).	168	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Judith M. Stockdale c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Class I Board Member until 2019 annual shareholder meeting Length of Service: Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	168	None

Carole E. Stone c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Class I Board Member until 2019 annual shareholder meeting Length of Service: Since 2007	Former Director, Chicago Board Options Exchange, Inc. (2006-2017) and C2 Options Exchange, Incorporated (2009-2017); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	168	Director, Cboe Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010).

Margaret L. Wolff c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1955	Board Member	Term: Class I Board Member until 2019 annual shareholder meeting Length of Service: Since 2016	Formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	168	Formerly, Member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Robert L. Young(4) c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1963	Board Member	Term: Class II Board Member until 2020 annual shareholder meeting Length of Service: Since 2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010) of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	166	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Board Member/Nominee who is an “interested person” of the Funds

Margo L. Cook(5) c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1964	Board Member	Term: Class III Board Member until 2021 annual shareholder meeting Length of Service: Since 2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President (2015-2016) of Nuveen Investments, Inc.; Executive Vice President (since 2017) of Nuveen, LLC; President (since 2017), formerly, Co-President (2016- 2017), formerly, Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); President, Global Products and Solutions (since July 2017), and Co-Chief Executive Officer (since 2015), formerly, Co-President (2015-2017) and Executive Vice President (2013–2015), of Nuveen Securities, LLC; President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	168	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.
(2)

Board Member Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Board Member Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of the Adviser, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.

(3)

For All Cap Equity, Core Equity Alpha, Credit Opportunities 2022, Credit Strategies, Diversified Dividend, Dow Dynamic Overwrite, Emerging Debt 2022, Energy MLP, Global High Income, High Income 2019, High Income 2020, High Income 2021, Multi-Market Income, NASDAQ Dynamic Overwrite, Preferred Income 2022, Preferred Income Opportunities, Preferred Income Securities, Preferred Income Term, Real Asset, Real Estate Income, S&P Buy-Write, S&P Dynamic Overwrite, Tax-Advantaged Dividend and Tax-Advantaged Return, Board Member Hunter serves as a Class I Board Member. For Municipal 2021, Board Member Hunter served as a Board Member elected by holders of Preferred Shares and is a Class I Board Member-nominee due to the Fund’s redemption of all Preferred Shares during the previous fiscal year.

(4)	Board Member Young is a Board Member of each Fund except Diversified Dividend and Real Estate Income.
(5)	Board Member Cook is an “interested person” as defined in the 1940 Act by reason of her position with Nuveen Investments, Inc. and/or certain of its subsidiaries.

Board Member Investments in the Funds

In order to create an appropriate identity of interests between Board Members and shareholders, the Boards of Trustees of the Nuveen funds have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in the funds in the Nuveen fund complex.

The dollar range of equity securities beneficially owned by each Board Member in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2018 is set forth in Appendix A. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of December 31, 2018 is also set forth in Appendix A. On December 31, 2018, Board Members and executive officers as a group beneficially owned approximately 1.26 million shares of all funds managed by the Adviser (including shares held by the Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan). As of January 18, 2019, each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of the Fund. As of January 18, 2019, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. As of January 18, 2019, no shareholder beneficially owned more than 5% of any class of shares of any Fund, except as provided in Appendix B.

Compensation

Effective January 1, 2019, each Independent Board Member receives a $190,000 annual retainer, increased from $185,000 as of January 1, 2018, plus: (a) a fee of $6,500 per day, which was increased from $6,000 per day as of January 1, 2018, for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $90,000, increased from $80,000, and the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Closed-End Funds Committee and the Nominating and Governance Committee receive $15,000, each increased from $12,500 as of January 1, 2018, as annual retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund. In certain instances fees and expenses will be allocated only to those Nuveen Funds that are discussed at a given meeting.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of an Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and the Board Members of each Fund who are not Independent Board Members serve without any compensation from the Funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to the Independent Board Member/nominee for its last fiscal year.

Aggregate Compensation from the Funds(*)
Fund Name	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider(1)	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young(2)

All Cap Energy	$369	$2,007	$643	$1,529	$383	$1,482	$359	$872	$849	$329

Connecticut Municipal	823	812	759	863	948	778	827	812	769	553

Core Equity Alpha	610	634	584	654	556	575	548	635	560	499

Credit Opportunities 2022	927	961	885	991	862	874	841	965	854	778

Credit Strategies	4,992	4,978	4,655	5,227	5,882	4,755	5,015	4,925	4,739	4,616

Diversified Dividend	873	907	835	936	805	824	788	907	804	—

Dow Dynamic Overwrite	1,677	1,742	1,604	1,797	1,543	1,582	1,514	1,747	1,543	1,391

Emerging Markets Debt	447	458	422	473	478	423	442	459	425	409

Energy MLP	1,554	8,515	2,721	6,519	1,624	6,323	1,516	3,656	3,568	1,398

Floating Rate Income	2,663	2,656	2,483	2,788	3,138	2,537	2,675	2,627	2,528	2,462

Floating Rate Opportunity	1,866	1,861	1,741	1,954	2,200	1,778	1,875	1,841	1,772	1,726

Georgia Municipal	590	583	545	620	666	558	587	583	557	398

Global High Income	1,472	1,527	1,406	1,575	1,366	1,389	1,333	1,530	1,356	1,230

High Income 2019	520	532	490	549	552	491	514	535	493	474

High Income 2020	772	801	738	826	721	730	700	798	713	647

High Income 2021	1,854	1,922	1,770	1,983	1,732	1,751	1,685	1,927	1,712	1,562

Intermediate Duration	2,140	2,111	1,975	2,245	2,513	2,023	2,150	2,157	1,999	1,442

Intermediate Duration Quality	619	611	572	650	698	585	615	611	584	418

Maryland Municipal	1,402	1,383	1,294	1,471	1,615	1,326	1,409	1,383	1,310	943

Minnesota Municipal	363	358	335	381	410	343	361	358	342	246

Missouri Municipal	131	130	121	138	150	124	131	132	124	89

Multi-Market Income	278	277	259	291	317	264	275	274	263	256

Municipal 2021	281	352	260	296	314	265	279	353	340	187

Aggregate Compensation from the Funds(*)
Fund Name	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider(1)	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young(2)

NASDAQ Dynamic Overwrite	$2,151	$2,236	$2,059	$2,306	$1,960	$2,027	$1,935	$2,245	$1,974	$1,765

North Carolina Municipal	1,040	1,026	960	1,091	1,198	983	1,045	1,026	972	699

Preferred Income 2022(6)	4,245	4,233	3,958	4,445	5,001	4,044	4,264	4,187	4,029	3,925

Preferred Income Opportunities	8,000	7,978	7,459	8,378	9,422	7,621	8,036	7,891	7,593	7,397

Preferred Income Securities	544	543	508	570	621	517	538	537	515	501

Preferred Income Term	2,062	2,057	1,923	2,160	2,429	1,965	2,072	2,034	1,958	1,907

Real Asset	1,838	1,908	1,756	1,968	1,699	1,734	1,662	1,911	1,692	1,529

Real Estate Income	1,090	1,132	1,042	1,168	1,008	1,029	987	1,132	1,005	—

S&P Buy-Write	3,610	3,750	3,453	3,869	3,324	3,406	3,261	3,759	3,323	2,995

S&P Dynamic Overwrite	663	689	634	711	606	625	597	691	609	546

Senior Income	1,084	1,081	1,011	1,135	1,277	1,032	1,089	1,069	1,029	1,002

Short Duration	736	734	686	771	867	701	739	726	699	681

Tax-Advantaged Dividend	913	949	874	979	835	861	822	952	839	751

Tax-Advantaged Return	694	722	665	745	630	654	623	723	636	565

Virginia Municipal	1,010	996	932	1,059	1,163	954	1,015	996	943	679

Total Compensation from Nuveen Funds Paid to Board Members/Nominees	$337,655	$357,875	$323,375	$366,875	$317,807	$324,440	$307,671	$354,650	$313,763	$282,964

(1)	Board Member Schneider retired from the Board of Trustees/Directors of the Nuveen funds effective December 31, 2018.
(2)

Board Member Young was appointed to the Board of Trustees/Directors of the Nuveen funds effective July 1, 2017 and is a Board Member of each of the Funds except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(*)

Includes deferred fees. Pursuant to the Deferred Compensation Plan with certain Participating Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Participating Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund Name	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

All Cap Energy	$34	$—	$—	$—	$383	$213	$175	$—	$287	$329

Connecticut Municipal	83	—	—	—	948	88	418	—	255	553

Core Equity Alpha	52	—	—	—	556	70	242	—	167	499

Credit Opportunities 2022	82	—	—	—	862	110	377	—	260	778

Credit Strategies	503	—	—	—	5,882	604	2,549	—	1,600	4,616

Diversified Dividend	76	—	—	—	805	101	351	—	242	—

Dow Dynamic Overwrite	146	—	—	—	1,543	195	674	—	465	1,391

Emerging Markets Debt	—	—	—	—	—	—	—	—	—	—

Energy MLP	146	—	—	—	1,624	913	743	—	1,212	1,398

Floating Rate Income	268	—	—	—	3,138	322	1,360	—	854	2,462

Floating Rate Opportunity	188	—	—	—	2,200	226	953	—	598	1,726

Georgia Municipal	—	—	—	—	—	—	—	—	—	—

Global High Income	129	—	—	—	1,366	173	596	—	411	1,230

High Income 2020	—	—	—	—	—	—	—	—	—	—

High Income 2019	68	—	—	—	721	90	314	—	217	647

High Income 2021	164	—	—	—	1,732	220	757	—	521	1,562

Intermediate Duration	215	—	—	—	2,513	229	1,087	—	664	1,442

Intermediate Duration Quality	—	—	—	—	—	—	—	—	—	—

Maryland Municipal	141	—	—	—	1,615	150	712	—	435	943

Minnesota Municipal	—	—	—	—	—	—	—	—	—	—

Missouri Municipal	—	—	—	—	—	—	—	—	—	—

Multi-Market Income	—	—	—	—	—	—	—	—	—	—

Municipal 2021	—	—	—	—	—	—	—	—	—	—

NASDAQ Dynamic Overwrite	185	—	—	—	1,960	249	856	—	590	1,765

North Carolina Municipal	105	—	—	—	1,198	111	528	—	323	699

Preferred Income 2022	427	—	—	—	5,001	512	2,168	—	1,360	3,925

Fund Name	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Preferred Income Opportunities	$805	$—	$—	$—	$9,422	$966	$4,085	$—	$2,563	$7,397

Preferred Income Securities	—	—	—	—	—	—	—	—	—	—

Preferred Income Term	208	—	—	—	2,429	249	1,053	—	661	1,907

Real Asset	161	—	—	—	1,699	215	742	—	511	1,529

Real Estate Income	95	—	—	—	1,008	127	440	—	304	—

S&P Buy-Write	314	—	—	—	3,324	420	1,451	—	1,001	2,995

S&P Dynamic Overwrite	57	—	—	—	606	77	265	—	182	546

Senior Income	109	—	—	—	1,277	131	553	—	347	1,002

Short Duration	74	—	—	—	867	89	376	—	236	681

Tax-Advantaged Dividend	79	—	—	—	835	106	364	—	251	751

Tax-Advantaged Return	59	—	—	—	630	79	274	—	189	565

Virginia Municipal	102	—	—	—	1,163	108	513	—	313	679

Board Leadership Structure and Risk Oversight

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of board members who serves on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected Terence J. Toth as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Terence J. Toth, Chair, Margo L. Cook and Albin F. Moschner. The number of Executive Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Dividend Committee. The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are William C. Hunter, Chair, Albin F. Moschner, Margaret L. Wolff and Robert L. Young. The number of Dividend Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Audit Committee. The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (“1934 Act”), that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE or NASDAQ, as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the Audit Committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the

“Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE or NASDAQ, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Jack B. Evans, William C. Hunter, John K. Nelson, Carole E. Stone, Chair, and Terence J. Toth, each of whom is an Independent Board Member of the Funds. A copy of the Charter is available at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. The number of Audit Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are John K. Nelson, Chair, Albin F. Moschner, Judith M. Stockdale, Margaret L. Wolff and

Robert L. Young. Mr. Young is a Compliance Committee member for each Fund except Diversified Dividend and Real Estate Income. The number of Compliance Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the Nominating and Governance Committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the Nominating and Governance Committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NASDAQ listing standards, as applicable. The members of the Nominating and Governance Committee are Terence J. Toth, Chair, Jack B. Evans, William C. Hunter, Albin F. Moschner, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Margaret L. Wolff and Robert L. Young. Mr. Young is a Nominating and Governance Committee member for each Fund except Diversified Dividend and Real Estate Income. The number of Nominating and Governance Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Closed-End Funds Committee. The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The Closed-End Funds Committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The Closed-End Funds Committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Jack B. Evans, Chair, Albin F. Moschner, Carole E. Stone, Terence J. Toth and Robert L. Young. Mr. Young is a Closed-End Funds Committee member for each Fund except Diversified Dividend and Real Estate Income. The number of Closed-End Funds Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Board Member Attendance. The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix C. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of shareholders of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx.

Board Diversification and Board Member Qualifications. In determining that a particular Board Member was qualified to serve on the Board, the Board considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the Securities and Exchange Commission (“SEC”), do not constitute holding out the

Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Margo L. Cook

Ms. Cook, an interested Board Member of the Funds, has been President of Nuveen Investments, Inc. since April 2017, prior to which she had been Co-Chief Executive Officer and Co-President from 2016-2017, prior to which she had been Senior Executive Vice President since July 2015. Ms. Cook is a member of the Senior Leadership Team and Executive Vice President (since February 2017) of Nuveen, LLC. She has been President (since August 2017), formerly, Co-President (October 2016-August 2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC and President, Global Products and Solutions (since July 2017) and Co-Chief Executive Officer (since 2015) of Nuveen Securities, LLC. Since joining in 2008, she has held various leadership roles at Nuveen Investments, including as Head of Investment Services, responsible for investment-related efforts across the firm. Ms. Cook also serves on the Board of Nuveen Global Fund Investors. Before joining Nuveen Investments, she was the Global Head of Bear Stearns Asset Management’s institutional business. Prior to that, she spent over 20 years within BNY Mellon’s asset management business, including as Chief Investment Officer for Institutional Asset Management and Head of Institutional Fixed Income. Ms. Cook earned her Bachelor of Science degree in finance from the University of Rhode Island, her Executive MBA from Columbia University, and is a Chartered Financial Analyst. She serves on the University of Rhode Island Foundation Board of Trustees, and is Chair of the All Stars Project of Chicago Board. Ms. Cook joined the Board in 2016.

Jack B. Evans

Chairman (since 2019), formerly, President (1996-2019), of The Hall-Perrine Foundation, a private philanthropic corporation, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of The American Board of Orthopaedic Surgery as a Public Member Director (since 2015) and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa. Mr. Evans joined the Board in 1999.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of Wellmark, Inc. since 2009 and was a Director of the Xerox Corporation (2004-2018). He is a past Director and past President of Beta Gamma Sigma, Inc., The International Business Honor Society. Mr. Hunter joined the Board in 2004.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Mr. Moschner has been Chairman of the Board (since 2019) and a member of the Board of Directors (since 2012) of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he currently serves on the Advisory Boards of the Kellogg School of Management (since 1995) and the Archdiocese of Chicago Financial Council (since May 2012). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979. Mr. Moschner joined the Board in 2016.

John K. Nelson

Mr. Nelson currently serves on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. He was formerly a senior external advisor to the financial services practice of Deloitte Consulting LLP. Mr. Nelson served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves on The President’s Council and previously was a Director of The Curran Center for Catholic American Studies (2009-2018). He is also a member of The Economic Club of Chicago and was formerly a member of The Hyde Park Angels and a Trustee at St. Edmund Preparatory School in New York City. He is former chair of the Board of Trustees of Marian University. Mr. Nelson received his MBA from Fordham University. Mr. Nelson joined the Board in 2013.

Judith M. Stockdale

Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Low Country of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Advisory Council of the National Zoological Park, the Governor’s Science Advisory Council (Illinois) and the Nancy Ryerson Ranney Leadership Grants Program. She has served on the Boards of Brushwood Center and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University. Ms. Stockdale joined the Board in 1997.

Carole E. Stone

Ms. Stone is currently on the Board of Directors of the Cboe Global Markets, Inc. (formerly, CBOE Holdings, Inc.) having previously served on the Boards of the Chicago Board Options Exchange and C2 Options Exchange, Incorporated. Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. She also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College. Ms. Stone joined the Board in 2006.

Terence J. Toth

Mr. Toth, the Board’s Independent Chairman, was a Co-Founding Partner of Promus Capital (2008 to 2017). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is Chair of its Investment Committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University. Mr. Toth joined the Board in 2008.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. From 2013 to November 2017, she was a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she currently is the Chair. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law. Ms. Wolff joined the Board in 2016.

Robert L. Young

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees. Mr. Young joined the Board in 2017.

Board Member Terms. For each Fund, shareholders will be asked to elect Board Members as each Board Member’s term expires, and with respect to Board Members elected by holders of Common Shares such Board Members shall be elected for a term expiring at the time of the third succeeding annual meeting of shareholders subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 1962	Chief Administrative Officer	Term: Annual Length of Service: Since 2007	Senior Managing Director (since 2017), formerly, Managing Director (2004-2017) of Nuveen Securities LLC; Senior Managing Director (since 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.	74

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	168

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President and Treasurer	Term: Annual Length of Service: Since 2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	168

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.	168

David J. Lamb 333 West Wacker Drive Chicago, IL 60606 1963	Vice President	Term: Annual Length of Service: since 2015	Managing Director (since 2017), formerly, Senior Vice President of Nuveen (2006-2017), Vice President prior to 2006.	74

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	168

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.	168

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer

William T. Meyers 333 West Wacker Drive Chicago, IL 60606 1966	Vice President	Term: Annual Length of Service: Since 2018	Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.	74

Michael A. Perry 333 West Wacker Drive Chicago, IL 60606 1967	Vice President	Term: Annual Length of Service: Since 2017	Executive Vice President (since 2017) of Nuveen Fund Advisors, LLC, previously, Managing Director (2016-2017); Executive Vice President (since 2017) of Nuveen Securities, LLC and of Nuveen Alternative Investments, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.	74

Christopher M. Rohrbacher 333 West Wacker Drive Chicago, IL 60606 1971	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Managing Director (since 2017), formerly, Senior Vice President (2016- 2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017) of Nuveen Securities LLC.	168

William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term: Annual Length of Service: Since 2017	Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	168

Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	168

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)	Number of Portfolios in Fund Complex Served by Officer

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 1968	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President (since 2010) and Associate General Counsel (since 2008) of Nuveen.	168

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Vice President and Secretary	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Chartered Financial Analyst.	168

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of January 31, 2019.

Audit Committee Report

The Audit Committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Fund’s financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the Audit Committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the Audit Committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The Audit Committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The Audit Committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each Audit Committee member meets the independence and experience requirements, as applicable, of the NYSE, NASDAQ, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The Audit Committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The Audit Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Each Fund’s independent registered public accounting firm provided to the Audit Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Audit Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

The current members of the Audit Committee are:

Jack B. Evans

William C. Hunter

John K. Nelson

Carole E. Stone

Terence J. Toth

Audit and Related Fees. The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Fund		Fund		Adviser and Adviser Entitles		Fund		Adviser and Adviser Entitles		Fund		Adviser and Adviser Entitles
	Fiscal Year Ended 2017	Fiscal Year Ended 2018	Fiscal Year Ended 2017	Fiscal Year Ended 2018	Fiscal Year Ended 2017	Fiscal Year Ended 2018	Fiscal Year Ended 2017	Fiscal Year Ended 2018	Fiscal Year Ended 2017	Fiscal Year Ended 2018	Fiscal Year Ended 2017	Fiscal Year Ended 2018	Fiscal Year Ended 2017	Fiscal Year Ended 2018
All Cap Energy	$57,571	$59,168	$3,500	$5,500	$—	$—	$34,000	$35,000	$—	$—	$—	$—	$—	$—
Connecticut Municipal	23,950	24,610	—	—	—	—	—	—	—	—	—	—	—	—
Core Equity Alpha	33,388	34,337	—	—	—	—	4,103	2,752	—	—	—	—	—	—
Credit Opportunities 2022	30,500	31,340	5,000	—	—	—	—	—	—	—	—	—	—	—
Credit Strategies	32,850	34,470	—	—	—	—	—	—	—	—	—	—	—	—
Diversified Dividend	36,750	37,770	—	—	—	—	—	—	—	—	—	—	—	—
Dow Dynamic Overwrite	35,078	36,194	—	10,000	—	—	4,103	2,752	—	—	—	—	—	—
Emerging Markets Debt	33,500	34,420	—	5,000	—	—	—	—	—	—	—	—	—	—
Energy MLP	60,096	61,180	5,500	5,500	—	—	38,500	35,000	—	—	—	—	—	—
Floating Rate Income	32,850	34,470	65,000	2,000	—	—	—	—	—	—	18,000	—	—	—
Floating Rate Opportunity	32,850	34,470	51,000	15,500	—	—	—	—	—	—	18,000	—	—	—
Georgia Municipal	23,950	24,610	—	—	—	—	—	—	—	—	—	—	—	—
Global High Income	53,156	54,636	—	—	—	—	2,584	636	—	—	—	—	—	—
High Income 2020	31,400	32,270	4,000	5,000	—	—	—	—	—	—	—	—	—	—
High Income 2019	31,400	32,270	—	—	—	—	—	—	—	—	—	—	—	—
High Income 2021	31,400	32,270	—	—	—	—	—	—	—	—	—	—	—	—
Intermediate Duration	23,950	24,610	—	—	—	—	—	—	—	—	—	—	—	—
Intermediate Duration Quality	27,150	27,900	—	—	—	—	—	—	—	—	—	—	—	—
Maryland Municipal	23,950	24,610	—	—	—	—	—	—	—	—	—	—	—	—
Minnesota Municipal	23,950	24,610	6,000	10,000	—	—	—	—	—	—	—	—	—	—
Missouri Municipal	23,950	24,610	—	—	—	—	—	—	—	—	—	—	—	—
Multi-Market Income	34,610	35,570	—	—	—	—	—	—	—	—	—	—	—	—
Municipal 2021	26,250	26,970	—	—	—	—	—	—	—	—	—	—	—	—
NASDAQ Dynamic Overwrite	33,240	34,508	—	8,000	—	—	4,103	2,752	—	—	—	—	—	—
North Carolina Municipal	23,950	24,610	—	—	—	—	—	—	—	—	—	—	—	—

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Fund		Fund		Adviser and Adviser Entitles		Fund		Adviser and Adviser Entitles		Fund		Adviser and Adviser Entitles
	Fiscal Year Ended 2017	Fiscal Year Ended 2018	Fiscal Year Ended 2017	Fiscal Year Ended 2018	Fiscal Year Ended 2017	Fiscal Year Ended 2018	Fiscal Year Ended 2017	Fiscal Year Ended 2018	Fiscal Year Ended 2017	Fiscal Year Ended 2018	Fiscal Year Ended 2017	Fiscal Year Ended 2018	Fiscal Year Ended 2017	Fiscal Year Ended 2018
Preferred Income 2022	$27,150	$27,900	$11,000	$5,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Preferred Income Opportunities	27,150	27,900	—	—	—	—	—	—	—	—	—	—	—	—
Preferred Income Securities	25,500	26,200	—	—	—	—	—	—	—	—	—	5,000	—	—
Preferred Income Term	27,150	27,900	—	—	—	—	—	—	—	—	—	—	—	—
Real Asset	32,150	27,900	7,000	—	—	—	—	—	—	—	—	—	—	—
Real Estate Income	27,150	27,900	—	—	—	—	—	—	—	—	—	—	—	—
S&P Buy-Write	36,279	36,962	—	10,000	—	—	4,103	2,752	—	—	—	—	—	—
S&P Dynamic Overwrite	31,012	31,957	—	7,000	—	—	4,103	2,752	—	—	—	—	—	—
Senior Income	32,850	34,470	38,000	2,000	—	—	—	—	—	—	18,000	—	—	—
Short Duration	30,350	31,190	—	2,000	—	—	—	—	—	—	—	—	—	—
Tax-Advantaged Dividend	27,150	27,900	—	—	—	—	—	—	—	—	—	—	—	—
Tax-Advantaged Return	30,350	31,190	—	—	—	—	—	—	—	—	—	—	—	—
Virginia Municipal	23,950	24,610	—	—	—	—	—	—	—	—	—	—	—	—

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees.” These fees include offerings related to the Fund’s common shares and leverage.

(3)

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4)

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Advisers and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Advisers and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2017	Fiscal Year Ended 2018	Fiscal Year Ended 2017	Fiscal Year Ended 2018	Fiscal Year Ended 2017	Fiscal Year Ended 2018	Fiscal Year Ended 2017	Fiscal Year Ended 2018
All Cap Energy	$34,000	$35,000	$—	$—	$—	$—	$34,000	$35,000
Connecticut Municipal	—	—	—	—	—	—	—	—
Core Equity Alpha	4,103	2,752	—	—	—	—	4,103	2,752
Credit Opportunities 2022	—	—	—	—	—	—	—	—
Credit Strategies	—	—	—	—	—	—	—	—
Diversified Dividend	—	—	—	—	—	—	—	—
Dow Dynamic Overwrite	4,103	2,752	—	—	—	—	4,103	2,752
Emerging Markets Debt	—	—	—	—	—	—	—	—
Energy MLP	38,500	35,000	—	—	—	—	38,500	35,000
Floating Rate Income	18,000	—	—	—	—	—	18,000	—
Floating Rate Opportunity	18,000	—	—	—	—	—	18,000	—
Georgia Municipal	—	—	—	—	—	—	—	—
Global High Income	2,584	636	—	—	—	—	2,584	636
High Income 2020	—	—	—	—	—	—	—	—
High Income 2019	—	—	—	—	—	—	—	—
High Income 2021	—	—	—	—	—	—	—	—
Intermediate Duration	—	—	—	—	—	—	—	—
Intermediate Duration Quality	—	—	—	—	—	—	—	—
Maryland Municipal	—	—	—	—	—	—	—	—
Minnesota Municipal	—	—	—	—	—	—	—	—
Missouri Municipal	—	—	—	—	—	—	—	—
Multi-Market Income	—	—	—	—	—	—	—	—
Municipal 2021	—	—	—	—	—	—	—	—
NASDAQ Dynamic Overwrite	4,103	2,752	—	—	—	—	4,103	2,752
North Carolina Municipal	—	—	—	—	—	—	—	—
Preferred Income 2022	—	—	—	—	—	—	—	—
Preferred Income Opportunities	—	—	—	—	—	—	—	—
Preferred Income Securities	—	5,000	—	—	—	—	—	5,000
Preferred Income Term	—	—	—	—	—	—	—	—

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Advisers and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Advisers and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2017	Fiscal Year Ended 2018	Fiscal Year Ended 2017	Fiscal Year Ended 2018	Fiscal Year Ended 2017	Fiscal Year Ended 2018	Fiscal Year Ended 2017	Fiscal Year Ended 2018
Real Asset	$—	$—	$—	$—	$—	$—	$—	$—
Real Estate Income	—	—	—	—	—	—	—	—
S&P Buy-Write	4,103	2,752	—	—	—	—	4,103	2,752
S&P Dynamic Overwrite	4,103	2,752	—	—	—	—	4,103	2,752
Senior Income	18,000	—	—	—	—	—	18,000	—
Short Duration	—	—	—	—	—	—	—	—
Tax-Advantaged Dividend	—	—	—	—	—	—	—	—
Tax-Advantaged Return	—	—	—	—	—	—	—	—
Virginia Municipal	—	—	—	—	—	—	—	—

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

Additional Information

Appointment of the Independent Registered Public Accounting Firm

The Board of each Fund, except All Cap Energy, Core Equity Alpha, Dow Dynamic Overwrite, Energy MLP, Global High Income, NASDAQ Dynamic Overwrite, S&P Buy-Write and S&P Dynamic Overwrite has appointed KPMG LLP (“KPMG”) as independent registered public accounting firm to audit the books and records of the Fund for its current fiscal year. For All Cap Energy, Core Equity Alpha, Dow Dynamic Overwrite, Energy MLP, Global High Income, NASDAQ Dynamic Overwrite, S&P Buy-Write and S&P Dynamic Overwrite, the Board of each Fund has appointed PricewaterhouseCoopers LLP (“PwC”) as independent registered public accounting firm to audit the books and records of the Fund for its current fiscal year. A representative of each of KPMG and PwC will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. Each of KPMG and PwC has informed each applicable Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the NYSE or NASDAQ, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year, except as follows: Nathaniel T. Jones, Vice President and Treasurer, filed a late Form 4 with respect to each of Intermediate Duration, Senior Income and Tax-Advantaged Return. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities, except as provided in Appendix B.

Information About the Adviser

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for each Fund. The Adviser is an indirect subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund.

Shareholder Proposals

To be considered for presentation at the 2020 annual meeting of shareholders for the Funds, shareholder proposals or nominations submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not

later than November 2, 2019. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 for the annual meeting must, pursuant to each Fund’s By-Laws, submit such written notice to the Fund not later than January 16, 2020 or prior to January 1, 2020. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Copies of the By-Laws of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. Each Fund will also furnish, without charge, a copy of its By-laws to a shareholder upon request. Such requests should be directed to the appropriate Fund at 333 West Wacker Drive, Chicago, Illinois 6060, or by calling 1-800-257-8787.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Fund that requires additional solicitation.

Fiscal Year

The last fiscal year end for Connecticut Municipal, Georgia Municipal, Intermediate Duration, Intermediate Duration Quality, Maryland Municipal, Minnesota Municipal, Missouri Municipal, Municipal 2021, North Carolina Municipal and Virginia Municipal was May 31, 2018. The last fiscal year end for Multi-Market Income was June 30, 2018. The last fiscal year end for Credit Strategies, Floating Rate Income, Floating Rate Opportunity, Preferred Income Opportunities, Preferred Income Securities, Preferred Income Term, Senior Income and Short Duration was July 31, 2018. The last fiscal year end for All Cap Energy and Energy MLP was November 30, 2018. The last fiscal year end for Core Equity Alpha, Credit Opportunities 2022, Diversified Dividend, Dow Dynamic Overwrite, Emerging Markets Debt, Global High Income, High Income 2019, High Income 2020, High Income 2021, NASDAQ Dynamic Overwrite, Preferred Income 2022, Real Asset, Real Estate Income, S&P Buy-Write, S&P Dynamic Overwrite, Tax-Advantaged Dividend and Tax-Advantaged Return was December 31, 2018.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following the applicable period. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on April 10, 2019:

Each Fund’s proxy statement is available at http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report, semi-annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report, semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Annual Meetings. However, if other matters are properly presented to the Annual Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of that Fund. Under each Fund’s By-Laws, an adjournment of a meeting with respect to a matter requires the affirmative vote of a majority of the shares entitled to vote on the matter present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman

Vice President and Secretary

February 26, 2019

APPENDIX A

Beneficial Ownership

The following table lists the dollar range of equity securities beneficially owned by each Board Member/nominee in each Fund and in all Nuveen funds overseen by the Board Member/nominee as of December 31, 2018. The information as to beneficial ownership is based on statements furnished by each Board Member/nominee.

Dollar Range of Equity Securities
Board Member/Nominees	All Cap Energy	Connecticut Municipal	Core Equity Alpha	Credit Opportunities 2022	Credit Strategies	Diversified Dividend	Dow Dynamic Overwrite	Emerging Markets Debt	Energy MLP	Floating Rate Income

Board Members/Nominees who are not “interested persons” of the Funds
Jack B. Evans	none	none	none	none	none	none	none	none	none	none
William C. Hunter	none	none	none	none	none	none	none	none	none	none
Albin F. Moschner	none	none	none	none	none	none	none	none	none	Over $100,000
John K. Nelson	none	none	none	none	none	none	none	none	none	none
Judith M. Stockdale	none	none	none	none	$10,001-$50,000	$10,001-$50,000	none	none	none	none
Carole E. Stone	none	none	none	none	none	none	none	none	none	none
Terence J. Toth	none	none	none	none	none	none	none	none	none	none
Margaret L. Wolff	none	none	none	none	none	none	none	none	none	none
Robert L. Young	none	none	none	none	none	none	none	none	none	none
Board Members/Nominee who is an “interested person” of the Funds
Margo L. Cook	none	none	none	none	none	none	none	none	none	none

Board Member/Nominees	Floating Rate Opportunity	Georgia Municipal	Global High Income	High Income 2019	High Income 2020	High Income 2021	Intermediate Duration	Intermediate Duration Quality	Maryland Municipal

Board Members/Nominees who are not “interested persons” of the Funds
Jack B. Evans	$10,001-$50,000	none	none	none	none	none	none	none	none
William C. Hunter	none	none	none	none	none	none	none	none	none
Albin F. Moschner	$10,001-$50,000	none	none	none	none	none	none	none	none
John K. Nelson	none	none	none	none	none	none	none	none	none
Judith M. Stockdale	none	none	$10,001-$50,000	none	none	none	none	none	none
Carole E. Stone	none	none	none	none	none	none	none	none	none
Terence J. Toth	none	none	none	none	none	none	none	none	none
Margaret L. Wolff	none	none	none	none	none	none	none	none	none
Robert L. Young	none	none	none	none	none	none	none	none	none
Board Members/Nominee who is an “interested person” of the Funds
Margo L. Cook	none	none	none	none	none	none	none	none	none

Board Member/Nominees	Minnesota Municipal	Missouri Municipal	Multi-Market Income	Municipal 2021	NASDAQ Dynamic Overwrite	North Carolina Municipal	Preferred Income 2022	Preferred Income Opportunities

Board Members/Nominees who are not “interested persons” of the Funds
Jack B. Evans	none	none	none	none	none	none	none	none
William C. Hunter	none	none	none	none	none	none	none	none
Albin F. Moschner	none	none	none	none	none	none	none	none
John K. Nelson	none	none	none	none	none	none	none	none
Judith M. Stockdale	none	none	none	none	none	none	none	none
Carole E. Stone	none	none	none	none	none	none	none	none
Terence J. Toth	none	none	none	none	none	none	none	none
Margaret L. Wolff	none	none	none	none	none	none	none	none
Robert L. Young	none	none	none	none	none	none	none	none
Board Members/Nominee who is an “interested person” of the Funds
Margo L. Cook	none	none	none	none	none	none	none	none

Dollar Range of Equity Securities
Board Member/Nominees	Preferred Income Securities	Preferred Income Term	Real Asset	Real Estate Income	S&P Buy-Write	S&P Dynamic Overwrite	Senior Income	Short Duration	Tax- Advantaged Dividend	Tax- Advantaged Return	Virginia Municipal	Aggregate Range of Equity Securities in All Registered Investment Companies Overseen by Board Member Nominees in Family of Investment Companies(1)

Board Members/Nominees who are not “interested persons” of the Funds
Jack B. Evans	$10,001-$50,000	$10,001-$50,000	none	none	$10,001-$50,000	none	none	$10,001-$50,000	none	none	none	Over $100,000
William C. Hunter	none	none	none	none	none	none	none	none	none	none	none	Over $100,000
Albin F. Moschner	none	none	none	none	none	none	none	none	none	none	none	Over $100,000
John K. Nelson	none	none	none	none	none	none	none	none	none	none	none	Over $100,000
Judith M. Stockdale	none	none	none	none	none	none	none	none	none	none	none	Over $100,000
Carole E. Stone	none	none	none	none	none	none	none	none	none	none	none	Over $100,000
Terence J. Toth	none	none	none	none	none	none	none	$10,001-$50,000	none	none	none	Over $100,000
Margaret L. Wolff	none	none	none	none	none	none	none	none	none	none	none	Over $100,000
Robert L. Young	none	none	none	none	none	none	none	none	none	none	none	Over $100,000
Board Members/Nominee who is an “interested person” of the Funds
Margo L. Cook.	none	none	none	none	none	none	none	none	none	none	none	Over $100,000

(1)

The amounts reflect the aggregate dollar range of equity securities of the number of shares beneficially owned by the Board Member/nominee in the Funds and in all Nuveen funds overseen by each Board Member/nominee.

The following table sets forth, for each Board Member/nominee and for the Board Members/nominees and officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2018. The information as to beneficial ownership is based on statements furnished by each Board Member/nominee and officer.

Fund Shares Owned By Board Members And Officers(1)
Board Member/Nominees	All Cap Energy	Connecticut Municipal	Core Equity Alpha	Credit Opportunities 2022	Credit Strategies	Diversified Dividend	Dow Dynamic Overwrite	Emerging Markets Debt	Energy MLP	Floating Rate Income

Board Members/Nominees who are not “interested persons” of the Funds
Jack B. Evans	0	0	0	0	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0	0	0
Albin F. Moschner	0	0	0	0	0	0	0	0	0	28,484
John K. Nelson	0	0	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	1,586	1,842	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0	0	0
Margaret L. Wolff	0	0	0	0	0	0	0	0	0	0
Robert L. Young	0	0	0	0	0	0	0	0	0	0
Board Members/Nominees who are “interested persons” of the Funds
Margo L. Cook.	0	0	0	0	0	0	0	0	0	0
All Board Members/Nominees and Officers as a Group	133	0	50	738	7,207	5,459	0	450	216	33,423

Board Member/Nominees	Floating Rate Opportunity	Georgia Municipal	Global High Income	High Income 2019	High Income 2020	High Income 2021	Intermediate Duration	Intermediate Duration Quality	Maryland Municipal

Board Members/Nominees who are not “interested persons” of the Funds
Jack B. Evans	4,225	0	0	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0	0
Albin F. Moschner	3,404	0	0	0	0	0	0	0	0
John K. Nelson	0	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	857	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0	0
Margaret L. Wolff	0	0	0	0	0	0	0	0	0
Robert L. Young	0	0	0	0	0	0	0	0	0
Board Members/Nominees who are “interested persons” of the Funds
Margo L. Cook.	0	0	0	0	0	0	0	0	0
All Board Members/Nominees and Officers as a Group	14,903	0	857	0	500	0	19,817	4,300	0

Board Member/Nominees	Minnesota Municipal	Missouri Municipal	Multi- Market Income	Municipal 2021	NASDAQ Dynamic Overwrite	North Carolina Municipal	Preferred Income 2022	Preferred Income Opportunities	Preferred Income Securities	Preferred Income Term

Board Members/Nominees who are not “interested persons” of the Funds
Jack B. Evans	0	0	0	0	0	0	0	0	5,539	1,000
William C. Hunter	0	0	0	0	0	0	0	0	0	0
Albin F. Moschner	0	0	0	0	0	0	0	0	0	0
John K. Nelson	0	0	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0	0	0
Margaret L. Wolff	0	0	0	0	0	0	0	0	0	0
Robert L. Young	0	0	0	0	0	0	0	0	0	0
Board Members/Nominees who are “interested persons” of the Funds
Margo L. Cook	0	0	0	0	0	0	0	0	0	0
All Board Members/Nominees and Officers as a Group	0	0	0	177	0	0	112	2,113	5,539	1,000

Board Member/Nominees	Real Asset	Real Estate Income	S&P Buy-Write	S&P Dynamic Overwrite	Senior Income	Short Duration	Tax-Advantaged Dividend	Tax-Advantaged Return	Virginia Municipal

Board Members/Nominees who are not “interested persons” of the Funds
Jack B. Evans	0	0	1,468	0	0	2,750	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0	0
Albin F. Moschner	0	0	0	0	0	0	0	0	0
John K. Nelson	0	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	2,550	0	0	0
Margaret L. Wolff	0	0	0	0	0	0	0	0	0
Robert L. Young	0	0	0	0	0	0	0	0	0
Board Members/Nominees who are “interested persons” of the Funds
Margo L. Cook.	0	0	0	0	0	0	0	0	0
All Board Members/Nominees and Officers as a Group	6,726	208	19,999	0	5,288	5,750	739	1,091	0

(1)

The numbers include share equivalents of certain Nuveen funds in which the Board Member/nominee is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described in the Proxy Statement.

APPENDIX B

List of Beneficial Owners Who Own More Than 5% of Any Class of Shares in Any Fund

The following chart lists each shareholder or group of shareholders who beneficially owned more than 5% of any class of shares for each Fund as of January 18, 2019*:

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

All Cap Energy — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,683,849	20.23%

Connecticut Municipal — Common Shares	Saba Capital Management, L.P.(b) Boaz R. Weinstein(b) 405 Lexington Avenue, 58th Floor New York, New York 10174.	868,328	5.99%

Connecticut Municipal — AMTP Shares (Series 2028)	Wells Fargo & Company(c) 420 Montgomery Street San Francisco, California 94104 Wells Fargo Municipal Capital Strategies, LLC(c) 375 Park Avenue New York, New York 10152	1,120	100%

Core Equity Alpha — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	3,049,392	19.03%

	Advisors Asset Management, Inc. 18925 Base Camp Road Monument, Colorado 80132	1,068,108	6.667%

Credit Opportunities 2022 — Common Shares	Morgan Stanley(d) Morgan Stanley Smith Barney LLC(d) 1585 Broadway New York, New York 10036	2,193,447	7.90%

Credit Strategies — Common Shares	Saba Capital Management, L.P.(b) Boaz R. Weinstein(b) 405 Lexington Avenue, 58th Floor New York, New York 10174.	14,212,653	10.47%

Dow Dynamic Overwrite — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,879,390	5.21%

Energy MLP — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	4,145,738	10.16%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Floating Rate Income — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	3,533,132	6.21%

Floating Rate Income — TPS Shares (Series 2022)	Aurora National Life Assurance Company P.O. Box 4490 Hartford, Connecticut 06147	25,000	100%

Floating Rate Income — TPS Shares (Series 2024)	Aurora National Life Assurance Company P.O. Box 4490 Hartford, Connecticut 06147	20,000	57.14%

	RGA Reinsurance Company 16600 Swingley Ridge Road Chesterfield, Missouri 63017	7,000	20.00%

Floating Rate Opportunity — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	4,119,952	10.16%

Floating Rate Opportunity — TPS Shares (Series 2022)	Yorktown Management & Research Co. Inc. (Short Term Bond Fund) 2303 Yorktown Avenue Lynchburg, Virginia 24501	1,250	12.50%

Georgia Municipal — AMTP Shares (Series 2028)	Wells Fargo & Company(c) 420 Montgomery Street San Francisco, California 94104 Wells Fargo Municipal Capital Strategies, LLC(c) 375 Park Avenue New York, New York 10152	585	100%

Global High Income — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,966,155	8.46%

High Income 2019 — Common Shares	Morgan Stanley(d) Morgan Stanley Smith Barney LLC(d) 1585 Broadway New York, New York 10036	2,710,863	10.00%

High Income 2020 — Common Shares	Morgan Stanley(d) Morgan Stanley Smith Barney LLC(d) 1585 Broadway New York, New York 10036	1,253,491	7.90%

High Income 2021 — Common Shares	Morgan Stanley(d) Morgan Stanley Smith Barney LLC(d) 1585 Broadway New York, New York 10036	4,646,630	8.30%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Intermediate Duration — Common Shares	Morgan Stanley(d) Morgan Stanley Smith Barney LLC(d) 1585 Broadway New York, New York 10036	2,797,910	5.90%

Intermediate Duration — AMTP Shares (Series 2023)	Bank of America Corporation(e) 100 North Tyron Street Charlotte, North Carolina 28255 Banc of America Preferred Funding Corporation(e) 214 North Tryon Street Charlotte, North Carolina 28255	1,750	100%

Intermediate Duration Quality — AMTP Shares (Series 2023)	Bank of America Corporation(e) 100 North Tyron Street Charlotte, North Carolina 28255 Banc of America Preferred Funding Corporation(e) 214 North Tryon Street Charlotte, North Carolina 28255	550	100%

Maryland Municipal — AMTP Shares (Series 2028)	Bank of America Corporation(e) 100 North Tyron Street Charlotte, North Carolina 28255 Banc of America Preferred Funding Corporation(e) 214 North Tryon Street Charlotte, North Carolina 28255	1,820	100%

Minnesota Municipal — AMTP Shares (Series 2028)	Bank of America Corporation(e) 100 North Tyron Street Charlotte, North Carolina 28255 Banc of America Preferred Funding Corporation(e) 214 North Tryon Street Charlotte, North Carolina 28255	528	100%

Missouri Municipal — MFP Shares (Series A)	Bank of America Corporation(e) 100 North Tyron Street Charlotte, North Carolina 28255 Banc of America Preferred Funding Corporation(e) 214 North Tryon Street Charlotte, North Carolina 28255	180	100%

Multi-Market Income — Common Shares	Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, Minnesota 55402	3,070,357	32.45%

	1607 Capital Partners, LLC 13 S. 13th Street, Suite 400 Richmond, Virginia 23219	719,989	7.60%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Municipal 2021 — Common Shares	Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	924,369	10.7%

NASDAQ Dynamic Overwrite — Common Shares	Morgan Stanley(d) Morgan Stanley Smith Barney LLC(d) 1585 Broadway New York, New York 10036	1,903,186	5.20%

North Carolina Municipal — AMTP Shares (Series 2028)	Bank of America Corporation(e) 100 North Tyron Street Charlotte, North Carolina 28255 Banc of America Preferred Funding Corporation(e) 214 North Tryon Street Charlotte, North Carolina 28255	1,435	100%

S&P Buy-Write — Common Shares	Morgan Stanley(d) Morgan Stanley Smith Barney LLC(d) 1585 Broadway New York, New York 10036	11,951,414	11.50%

Senior Income — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	5,140,410	13.31%

Senior Income — TPS Shares (Series 2021)	Standard Security Life Insurance Company of New York 485 Madison Avenue, 14th Floor New York, New York 10022	2,500	5.81%

Short Duration — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,042,787	20.23%

	Guggenheim Capital, LLC(f) Guggenheim Partners, LLC(f) Guggenheim Funds Services, LLC(f) Guggenheim Funds Distributors, LLC(f) 227 West Monroe Street Chicago, Illinois 60606 GI Holdco II LLC(f) GI Holdco LLC(f) Guggenheim Partners Investment Management Holdings, LLC(f) 330 Madison Avenue New York, New York 10017	599,174	5.94%

Short Duration — TPS Shares (Series 2020)	Karpus Investment Management, Inc. 183 Sully’s Trail Pittsford, New York 14534	22,235	63.53%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Tax-Advantaged Dividend — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	817,289	5.64%

Tax-Advantaged Return — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,449,189	10.47%

	UBS Group AG UBS Financial Services Inc. Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	714,243	5.16%

Virginia Municipal — VRDP Shares (Series 1)	Toronto Dominion Investments, Inc.(g) Toronto Dominion Holdings (U.S.A.), Inc.(g) 1 West 52nd Street New York, New York 10019 TD Group US Holdings LLC(g) 251 Little Falls Drive Wellington, Delaware 19808 The Toronto-Dominion Bank(g) Toronto-Dominion Centre, P.O. Box 1 Toronto, Ontario, Canada M5K 1A2	1,280	100%

*	The information contained in this table is based on Schedule 13D and 13G filings made on or before January 18, 2019.

(a)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and did not differentiate holdings as between each entity.

(b)	Saba Capital Management, L.P. and Boaz R. Weinstein filed their Schedule 13D jointly and did not different holdings as between each entity/person.

(c)

Wells Fargo & Company filed Schedule 13G on its own behalf and on behalf of its subsidiaries, Wells Capital Management Incorporated and Wells Fargo Clearing Services, LLC. Aggregate beneficial ownership reported by Wells Fargo & Company is on a consolidated basis and includes any beneficial ownership separately reported by a subsidiary.

(d)	Morgan Stanley and Morgan Stanley Smith Barney LLC filed their Schedule 13G jointly and did not differentiate holdings as between each entity.

(e)	Bank of America Corporation and Banc of America Preferred Fund Corporation filed their Schedule 13D jointly and did not differentiate holdings as between each entity.

(f)

Guggenheim Capital, LLC, Guggenheim Partners, LLC, GI Holdco II LLC, GI Holdco LLC, Guggenheim Partners Investment Management Holdings, LLC, Guggenheim Funds Services, LLC and Guggenheim Funds Distributors, LLC filed their Schedule 13G jointly and did not differentiate holdings as between each entity.

(g)

Toronto Dominion Investments, Inc., Toronto Dominion Holdings (U.S.A.), Inc., TD Group US Holdings LLC and The Toronto-Dominion Bank filed their Schedule 13D jointly and did not differentiate holdings as between each entity.

The Funds have received no information regarding any shareholders or groups of shareholders that beneficially own greater than 5% of the outstanding TPS Shares of Floating Rate Income (Series 2027), Floating Rate Opportunity (Series 2022-1), Floating Rate Opportunity (Series 2023) or Floating Rate Opportunity (Series 2027).

APPENDIX C

NUMBER OF BOARD AND COMMITTEE MEETINGS

HELD DURING EACH FUND’S LAST FISCAL YEAR

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting	Closed- End Funds Committee
All Cap Energy	6	9	0	4	8	4	4	4
Connecticut Municipal	6	7	0	4	9	4	4	4
Core Equity Alpha	6	9	0	4	8	4	4	4
Credit Opportunities 2022	6	8	0	4	8	4	4	4
Credit Strategies	6	8	0	4	8	4	4	4
Diversified Dividend	6	9	0	4	8	4	4	4
Dow Dynamic Overwrite	6	9	0	4	8	4	4	4
Emerging Markets Debt	6	9	0	5	8	4	4	4
Energy MLP	6	9	0	4	8	4	4	4
Floating Rate Income	6	8	0	4	8	4	4	4
Floating Rate Opportunity	6	8	0	4	8	4	4	4
Georgia Municipal	6	7	0	4	9	4	4	4
Global High Income	6	9	0	4	8	4	4	4
High Income 2020	6	9	0	4	8	4	4	4
High Income 2019	6	9	0	4	8	4	4	4
High Income 2021	6	9	0	4	8	4	4	4
Intermediate Duration	6	7	1	4	9	4	4	4
Intermediate Duration Quality	6	7	1	4	9	4	4	4
Maryland Municipal	6	7	0	4	9	4	4	4
Minnesota Municipal	6	7	0	4	9	4	4	4
Missouri Municipal	6	7	1	4	9	4	4	4
Multi-Market Income	6	8	0	4	8	4	4	4

C-1

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting	Closed- End Funds Committee
Municipal 2021	6	7	0	4	9	4	4	4
NASDAQ Dynamic Overwrite	6	9	0	4	8	4	4	4
North Carolina Municipal	6	7	0	4	9	4	4	4
Preferred Income 2022	6	9	0	4	8	4	4	4
Preferred Income Opportunities	6	8	0	4	8	4	4	4
Preferred Income Securities	6	8	0	4	8	4	4	4
Preferred Income Term	6	8	0	4	8	4	4	4
Real Asset	6	9	0	4	8	4	4	4
Real Estate Income	6	9	0	4	8	4	4	4
S&P Buy-Write	6	9	0	4	8	4	4	4
S&P Dynamic Overwrite	6	9	0	4	8	4	4	4
Senior Income	6	8	0	4	8	4	4	4
Short Duration	6	8	0	4	8	4	4	4
Tax-Advantaged Dividend	6	9	0	4	8	4	4	4
Tax-Advantaged Return	6	9	0	4	8	4	4	4
Virginia Municipal	6	7	0	4	9	4	4	4

C-2

Nuveen

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	JMLP0419

NUVEEN FUNDS THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR AN ANNUAL MEETING OF SHAREHOLDERS, APRIL 10, 2019 COMMON SHARES The Annual Meeting of Shareholders will be held Wednesday, April 10, 2019 at 2:00 p.m. Central time, in the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy, Mark L. Winget and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of Shareholders to be held on Wednesday, April 10, 2019, or any adjournment(s) thereof. WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT 1-800-337-3503 OR OVER THE INTERNET (www.proxy-direct.com). IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Shareholders on April 10, 2019. The Proxy Statement for this meeting is available at: http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/ NUV_30386_020419 DO NOT TEAR FUNDS Nuveen All Cap Energy MLP Opportunities Fund Nuveen Credit Opportunities 2022 Target Term Fund Nuveen Dow 30SM Dynamic Overwrite Fund Nuveen Floating Rate Income Fund Nuveen Global High Income Fund Nuveen High Income November 2021 Target Term Fund Nuveen Maryland Quality Municipal Income Fund Nuveen Multi-Market Income Fund Nuveen North Carolina Quality Municipal Income Fund Nuveen Preferred & Income Securities Fund FUNDS Nuveen Connecticut Quality Municipal Income Fund Nuveen Credit Strategies Income Fund Nuveen Emerging Markets Debt 2022 Target Term Fund Nuveen Floating Rate Income Opportunity Fund Nuveen High Income 2020 Target Term Fund Nuveen Intermediate Duration Municipal Term Fund Nuveen Minnesota Quality Municipal Income Fund Nuveen Municipal 2021 Target Term Fund Nuveen Preferred and Income 2022 Term Fund Nuveen Preferred and Income Term Fund FUNDS Nuveen Core Equity Alpha Fund Nuveen Diversified Dividend and Income Fund Nuveen Energy MLP Total Return Fund Nuveen Georgia Quality Municipal Income Fund Nuveen High Income December 2019 Target Term Fund Nuveen Intermediate Duration Quality Municipal Term Fund Nuveen Missouri Quality Municipal Income Fund Nuveen NASDAQ 100 Dynamic Overwrite Fund Nuveen Preferred & Income Opportunities Fund Nuveen Real Asset Income and Growth Fund VOTING OPTIONS Read your proxy statement and have it at hand when voting. VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return it in the postage-paid envelope. VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on April 10, 2019

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment(s) thereof. Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal(s). TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: A Proposals 1a. Election of Board Members: To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided. Class I: 01. Judith M. Stockdale 02. Carole E. Stone 03. Margaret L. Wolff ALL FOR WITHHOLD ALL EXCEPT FOR ALL 1 Nuveen Connecticut Quality Municipal Income Fund 2 Nuveen Floating Rate Income Fund 3 Nuveen Floating Rate Income Opportunity Fund 4 Nuveen Georgia Quality Municipal Income Fund 5 Nuveen Intermediate Duration Municipal Term Fund 6 Nuveen Intermediate Duration Quality Municipal Term Fund 7 Nuveen Maryland Quality Municipal Income Fund 8 Nuveen Minnesota Quality Municipal Income Fund 9 Nuveen Missouri Quality Municipal Income Fund 10 Nuveen North Carolina Quality Municipal Income Fund 1b. Election of Board Members: To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided. Class I: 01. Judith M. Stockdale 02. Carole E. Stone 03. Margaret L. Wolff 04. William C. Hunter ALL FOR WITHHOLD ALL EXCEPT FOR ALL 1 Nuveen All Cap Energy MLP Opportunities Fund 2 Nuveen Core Equity Alpha Fund 3 Nuveen Credit Opportunities 2022 Target Term Fund 4 Nuveen Credit Strategies Income Fund 5 Nuveen Diversified Dividend and Income Fund 6 Nuveen Dow 30SM Dynamic Overwrite Fund 7 Nuveen Emerging Markets Debt 2022 Target Term Fund 8 Nuveen Energy MLP Total Return Fund 9 Nuveen Global High Income Fund 10 Nuveen High Income 2020 Target Term Fund 11 Nuveen High Income December 2019 Target Term Fund 12 Nuveen High Income November 2021 Target Term Fund 13 Nuveen Multi-Market Income Fund 14 Nuveen Municipal 2021 Target Term Fund 15 Nuveen NASDAQ 100 Dynamic Overwrite Fund 16 Nuveen Preferred and Income 2022 Term Fund 17 Nuveen Preferred & Income Opportunities Fund 18 Nuveen Preferred & Income Securities Fund 19 Nuveen Preferred and Income Term Fund 20 Nuveen Real Asset Income and Growth Fund B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx NUV 1 30386 M xxxxxxxx

NUVEEN FUNDS THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR AN ANNUAL MEETING OF SHAREHOLDERS, APRIL 10, 2019 COMMON SHARES The Annual Meeting of Shareholders will be held Wednesday, April 10, 2019 at 2:00 p.m. Central time, in the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy, Mark L. Winget and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of Shareholders to be held on Wednesday, April 10, 2019, or any adjournment(s) thereof. WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT 1-800-337-3503 OR OVER THE INTERNET (www.proxy-direct.com). IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Shareholders on April 10, 2019. The Proxy Statement for this meeting is available at: http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/ NUV_30386_020419 DO NOT TEAR FUNDS Nuveen Real Estate Income Fund Nuveen Senior Income Fund Nuveen Tax-Advantaged Total Return Strategy Fund FUNDS Nuveen S&P 500 Buy-Write Income Fund Nuveen Short Duration Credit Opportunities Fund Nuveen Virginia Quality Municipal Income Fund FUNDS Nuveen S&P 500 Dynamic Overwrite Fund Nuveen Tax-Advantaged Dividend Growth Fund VOTING OPTIONS Read your proxy statement and have it at hand when voting. VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return it in the postage-paid envelope. VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on April 10, 2019

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment(s) thereof. Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal(s). T O VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals 1a. Election of Board Members: To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided. Class I: 01. Judith M. Stockdale 02. Carole E. Stone 03. Margaret L. Wolff FOR ALL WITHHOLD ALL FOR ALL EXCEPT 01 Nuveen Senior Income Fund 02 Nuveen Short Duration Credit Opportunities Fund 03 Nuveen Virginia Quality Municipal Income Fund 1b. Election of Board Members: To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided. Class I: 01. Judith M. Stockdale 02. Carole E. Stone 03. Margaret L. Wolff 04. William C. Hunter FOR ALL WITHHOLD ALL FOR ALL EXCEPT 01 Nuveen Real Estate Income Fund 02 Nuveen S&P 500 Buy-Write Income Fund 03 Nuveen S&P 500 Dynamic Overwrite Fund 04 Nuveen Tax-Advantaged Dividend Growth Fund 05 Nuveen Tax-Advantaged Total Return Strategy Fund B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx NUV 2 30386 M xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! Please detach at perforation before mailing. NUVEEN CONNECTICUT QUALITY MUNICIPAL INCOME FUND THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR AN ANNUAL MEETING OF SHAREHOLDERS, APRIL 10, 2019 PREFERRED SHARES The Annual Meeting of Shareholders will be held Wednesday, April 10, 2019 at 2:00 p.m. Central time, in the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy, Mark L. Winget and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of Shareholders to be held on Wednesday, April 10, 2019, or any adjournment(s) thereof. WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY NTC_30386_011619_Pref

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY! Important Notice Regarding the Availability of Proxy Materials for the Nuveen Annual Meeting of Shareholders to Be Held on April 10, 2019. The Proxy Statement for this meeting is available at: http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/ Please detach at perforation before mailing. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment(s) thereof. Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: A Proposal 1a. Election of Board Members: Class I: Preferred Shares Only: 01. Judith M. Stockdale 04. William C. Hunter 02. Carole E. Stone 05. Albin F. Moschner 03. Margaret L. Wolff FOR WITHHOLD FOR ALL ALL ALL EXCEPT INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx NTC 30386 M xxxxxxxx